   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 24, 1997

                                                      REGISTRATION NO. 333-36217
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------


                                AMENDMENT NO. 4

                                       TO

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                       DIGITAL TELEVISION SERVICES, INC.
                               DTS CAPITAL, INC.
     (Exact Name of Registrants as Specified in Their Respective Charters)

                     DELAWARE                                           06-1473713
                     DELAWARE                                           58-2332106
 (State or Other Jurisdiction of Incorporation or        (I.R.S. Employer Identification Number)
                   Organization)

                            AND AFFILIATE GUARANTORS

DTS MANAGEMENT, LLC                                                    GEORGIA               58-2255906
DIGITAL TELEVISION SERVICES OF CALIFORNIA, LLC                        DELAWARE               54-1792385
DIGITAL TELEVISION SERVICES OF COLORADO, LLC                           GEORGIA               58-2255909
DIGITAL TELEVISION SERVICES OF GEORGIA, LLC                            GEORGIA               58-2278248
DIGITAL TELEVISION SERVICES OF INDIANA, LLC                            GEORGIA               58-2349722
DIGITAL TELEVISION SERVICES OF KANSAS, LLC                             GEORGIA               58-2269693
DIGITAL TELEVISION SERVICES OF KENTUCKY, LLC                           GEORGIA               58-2263782
DIGITAL TELEVISION SERVICES OF NEW MEXICO, LLC                         GEORGIA               58-2255917
DIGITAL TELEVISION SERVICES OF NEW YORK I, LLC                         GEORGIA               58-2255915
DIGITAL TELEVISION SERVICES OF SOUTH CAROLINA I, LLC                   GEORGIA               58-2261740
DIGITAL TELEVISION SERVICES OF VERMONT, LLC                            GEORGIA               58-2272519
SPACENET, INC.                                                       NEW MEXICO              85-0418709
(Exact Name of Registrants as Specified in Their Respective        (State or Other        (I.R.S. Employer
  Charters)                                                        Jurisdiction of       Identification No.)
                                                                  Incorporation or
                                                                    Organization)

                                      4841
            (Primary Standard Industrial Classification Code Number)

                                                         MR. DOUGLAS S. HOLLADAY, JR.
                                                    PRESIDENT AND CHIEF EXECUTIVE OFFICER
           880 HOLCOMB BRIDGE ROAD                    DIGITAL TELEVISION SERVICES, INC.
                BUILDING C-200                             880 HOLCOMB BRIDGE ROAD
            ROSWELL, GEORGIA 30076                              BUILDING C-200
          TELEPHONE: (770) 645-4440                         ROSWELL, GEORGIA 30076
 (Address, Including Zip Code, and Telephone              TELEPHONE: (770) 645-4440
  Number, Including Area Code, of Registrants'     (Name, Address, Including Zip Code, and
         Principal Executive Offices)             Telephone Number, Including Area Code, of
                                                              Agent for Service)

                             ---------------------

                                   COPIES TO:

                            H. BRYAN IVES III, ESQ.
                              C. MARK KELLY, ESQ.
                   NELSON MULLINS RILEY & SCARBOROUGH, L.L.P.
                       2600 NATIONSBANK CORPORATE CENTER
                             100 NORTH TRYON STREET
                            CHARLOTTE, NC 28202-4000
                           TELEPHONE: (704) 417-3000

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]
                             ---------------------

     THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
================================================================================

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Each of the Company and Capital is incorporated under the laws of the State of Delaware. Section 145 of the General Corporation Law of the State of Delaware, inter alia ("Section 145"), provides that a Delaware corporation may indemnify any persons who were, are or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts pain in settlement actually and reasonably incurred by such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was illegal. A Delaware corporation may indemnify any persons who are, were or are threatened to be made, a party to any threatened, pending or completed action or suit by or in the right of the corporation by reasons of the fact that such person was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests, provided that no indemnification is permitted without judicial approval if the officer, director, employee or agent is adjudged to be liable to the corporation. Where an officer, director, employee or agent is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director has actually and reasonably incurred.

     The Amended and Restated Certificate of Incorporation of the Company and the Certificate of Incorporation of Capital each provide that such Corporations shall, to the fullest extent permitted by the provisions of the General Corporation Law of Delaware, as the same exists or may hereafter be amended, indemnify all persons whom it may indemnify under such provisions. The indemnification provided by such Certificates of Incorporation provides that such provisions shall not limit or exclude any rights, indemnities or limitations of liability to which any person may be entitled, whether as a matter of law, under the bylaws of such corporation, by agreement, vote of the stockholders or disinterested directors of the corporation or others. The personal liability of the directors of such corporations is eliminated to the fullest extent permitted by paragraph (7) of subsection (b) of Section 102 of the General Corporation Law of the State of Delaware as the same may be amended or supplemented. Except as specifically required by the Delaware General Corporation Law as the same exists or may hereafter amended, no director of such corporations shall be liable to such corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director. No amendment to or repeal of the foregoing provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     Article VII of the Bylaws of each of the Company and Capital ("Article VII") provides that such corporation shall indemnify each director and officer of such corporations, and each person serving at the request of such corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted by the laws of Delaware, as from time to time in effect. The Company or Capital may, if and to the extent authorized by its Board of Directors in a specific case, indemnify employees or agents of such corporation in the same manner and to the same extent. The indemnification obligations set forth in Article VII shall inure to the benefit of heirs, executors, administrators and personal representatives of those entitled to indemnification and shall be binding upon any successor to such corporation to the fullest extent permitted by the laws of Delaware, as from time to time in effect. The Board of Directors of such corporation may also provide any other rights of indemnity which it may deem appropriate.

     Section 145 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, arising out of his status as such, whether or not the corporation would otherwise have the power to indemnity him under Section 145.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) Exhibits


 EXHIBIT
 NUMBER                            DESCRIPTION OF DOCUMENT
 -------                           -----------------------
  2.1       --   Certificate of Merger of WEP Intermediate Corp. and Digital
                 Television Services, LLC.+
  2.2       --   Agreement in Principle dated November 6, 1997 between
                 Pegasus Communications Corporation and Digital Television
                 Services, Inc.+
  3.1(a)    --   Certificate of Formation of Digital Television Services,
                 LLC.+
  3.1(b)    --   Certificate of Conversion to Limited Liability Company of
                 Digital Television Services, LLC.+
  3.1(c)    --   Certificate of Amendment to Certificate of Formation of
                 Digital Television Services, LLC.+
  3.1(d)    --   Amended and Restated Limited Liability Company Agreement of
                 Digital Television Services, LLC.+
  3.1(e)    --   First Amendment of Amended and Restated Limited Liability
                 Company Agreement of Digital Television Services, LLC.+
  3.1(f)    --   Amended and Restated Certificate of Incorporation of Digital
                 Television Services, Inc.+
  3.1(g)    --   Bylaws of Digital Television Services, Inc.+
  3.2(a)    --   Certificate of Incorporation of DTS Capital, Inc.+
  3.2(b)    --   Bylaws of DTS Capital, Inc.+
  3.3(a)    --   Articles of Organization of DTS Management, LLC.+
  3.3(b)    --   Articles of Amendment of DTS Management, LLC.+
  3.3(c)    --   Amended and Restated Operating Agreement of DTS Management,
                 LLC.+
  3.4(a)    --   Certificate of Formation of Digital Television Services of
                 California, LLC.+
  3.4(b)    --   Limited Liability Company Agreement of Digital Television
                 Services of California, LLC.+
  3.5(a)    --   Articles of Organization of Digital Television Services of
                 Colorado, LLC.+
  3.5(b)    --   Operating Agreement of Digital Television Services of
                 Colorado, LLC.+
  3.6(a)    --   Articles of Organization of Digital Television Services of
                 Georgia, LLC.+
  3.6(b)    --   Operating Agreement of Digital Television Services of
                 Georgia, LLC.+
  3.7(a)    --   Articles of Organization of Digital Television Services of
                 Kansas, LLC.+
  3.7(b)    --   Operating Agreement of Digital Television Services of
                 Kansas, LLC.+
  3.8(a)    --   Articles of Organization of Digital Television Services of
                 Kentucky, LLC.+
  3.8(b)    --   Operating Agreement of Digital Television Services of
                 Kentucky, LLC.+
  3.9(a)    --   Articles of Organization of Digital Television Services of
                 New Mexico, LLC.+
  3.9(b)    --   Operating Agreement of Digital Television Services of New
                 Mexico, LLC.+
  3.10(a)   --   Articles of Organization of Digital Television Services of
                 New York I, LLC.+
  3.10(b)   --   Operating Agreement of Digital Television Services of New
                 York I, LLC.+
  3.11(a)   --   Articles of Organization of Digital Television Services of
                 South Carolina I, LLC.+
  3.11(b)   --   Operating Agreement of Digital Television Services of South
                 Carolina I, LLC.+
  3.12(a)   --   Articles of Organization of Digital Television Services of
                 Vermont, LLC.+
  3.12(b)   --   Operating Agreement of Digital Television Services of
                 Vermont, LLC.+

 EXHIBIT
 NUMBER                            DESCRIPTION OF DOCUMENT
 -------                           -----------------------
  3.13(a)   --   Articles of Incorporation of Spacenet, Inc.+
  3.13(b)   --   Certificate of Amendment of Spacenet, Inc.+
  3.13(c)   --   Bylaws of Spacenet, Inc.+
  3.14(a)   --   Articles of Organization of Digital Television Services of
                 Indiana, LLC.+
  3.14(b)   --   Articles of Amendment of Digital Television Services of
                 Indiana, LLC.+
  3.14(c)   --   Operating Agreement of Digital Television Services of
                 Indiana, LLC.+
  4.1       --   Indenture dated as of July 30, 1997 among the Issuers, the
                 Guarantors, and The Bank of New York, as Trustee.+
  4.2       --   Form of Notes (included in Exhibit 4.1 above).+
  4.3       --   Registration Rights Agreement dated as of July 30, 1997
                 among the Issuers, the Guarantors, Donaldson, Lufkin &
                 Jenrette Securities Corporation, CIBC Wood Gundy Securities
                 Corp. and J.P. Morgan Securities Inc.+
  4.4       --   Interest Escrow Agreement dated as of July 30, 1997 among
                 The Bank of New York, as Escrow Agent and Collateral Agent,
                 and the Issuers.+
  4.5       --   Escrow Security Agreement dated as of July 30, 1997 between
                 The Bank of New York, as Collateral Agent, and the Issuers.+
  4.6       --   Supplemental Indenture dated October 10, 1997 among the
                 Issuers, the Guarantors, WEP Intermediate Corp. and The Bank
                 of New York, as Trustee.+
  5.1       --   Opinion of Nelson Mullins Riley & Scarborough, L.L.P.,
                 counsel to the Registrants, as to the legality of the
                 securities being registered.
 10.1       --   Second Amended and Restated Credit Agreement dated as of
                 July 30, 1997 (the "Restated Credit Agreement") among
                 Digital Television Services, Inc., and the several Lenders,
                 CIBC Wood Gundy Securities Corp., as arranger, Morgan
                 Guaranty Trust Company of New York, Fleet National Bank, and
                 Canadian Imperial Bank of Commerce.+(P)
 10.2       --   Guarantee and Collateral Agreement among the Guarantors
                 named therein and Canadian Imperial Bank of Commerce.+(P)
 10.3       --   Stock Purchase Agreement dated as of January 30, 1996 by and between Edward Botefuhr and Janet Blakeley Botefuhr and
                 Digital Television Services, LLC (formerly DBS Holdings,
                 L.P.).+(P)
 10.4(a)    --   Asset Purchase Agreement dated as of March 19, 1996 between
                 Digital Television Services of California, LLC (formerly
                 Columbia DBS San Luis Obispo, L.P.) and Pacific Coast DBS,
                 Inc. (the "Pacific Coast Purchase Agreement").+
 10.4(b)    --   Amendment to Pacific Coast Purchase Agreement dated as of
                 April 1, 1996.+(P)
 10.5(a)    --   Asset Purchase Agreement dated as of June 11, 1996 between
                 Omega Cable and Dale Hazard and Scott Alexander and Digital
                 Television Services of Colorado, LLC (formerly Digital
                 Television Services of Colorado, LP) (the "Omega Purchase
                 Agreement").+(P)
 10.5(b)    --   Amendment to Omega Purchase Agreement dated July 14,
                 1996.+(P)
 10.6(a)    --   Asset Purchase Agreement dated as of June 26, 1996 among
                 Falls Earth Station, Inc. and Gerald R. Barnes and Digital
                 Television Services of New York I, LLC (successor by merger to Digital Television Services of New York II, LP) (the
                 "Falls Earth Purchase Agreement").+(P)
 10.6(b)    --   First Amendment dated July 11, 1996 to the Falls Earth
                 Purchase Agreement.+(P)
 10.7(a)    --   Asset Purchase Agreement dated as of June 28, 1996 among TEG
                 DBS Services, Inc. and Kulwinder Singh and Jadwinder Singh
                 and Digital Television Services of New Mexico, LLC (formerly
                 Digital Television Services of New Mexico, LP) (the "Teg
                 Purchase Agreement").+(P)
 10.7(b)    --   First Amendment dated July 11, 1996 to Teg Purchase
                 Agreement.+(P)

 EXHIBIT
 NUMBER                            DESCRIPTION OF DOCUMENT
 -------                           -----------------------
 10.8(a)    --   Asset Purchase Agreement dated as of June 28, 1996 between
                 Northeast Cable Services, Inc. and Digital Television
                 Services of New York I, LLC (formerly Digital Television
                 Services of New York I, LP) (the "Northeast Cable Purchase
                 Agreement").+(P)
 10.8(b)    --   Amendment dated August 28, 1996 to the Northeast Cable
                 Purchase Agreement.+(P)
 10.9(a)    --   Asset Purchase Agreement dated as of October 5, 1996 among
                 Pee Dee Electricom, Inc. and Pee Dee Electric Cooperative,
                 Inc. and Digital Television Services of South Carolina I,
                 LLC (formerly Digital Television Services of South Carolina
                 I, LP) (the "Pee Dee Purchase Agreement").+(P)
 10.9(b)    --   First Amendment dated November 4, 1996 to the Pee Dee
                 Purchase Agreement.+(P)
 10.9(c)    --   Second Amendment dated November 25, 1996 to the Pee Dee
                 Purchase Agreement.+(P)
 10.10(a)   --   Asset Purchase Agreement dated as of October 5, 1996 among
                 Santee Satellite Systems, Inc. Santee Electric Cooperative,
                 Inc. and Digital Television Services of South Carolina I,
                 LLC (successor by merger to Digital Television Services of
                 South Carolina II, LP) (the "Santee Purchase
                 Agreement").+(P)
 10.10(b)   --   First Amendment dated November 4, 1996 to the Santee
                 Purchase Agreement.+(P)
 10.11(a)   --   Asset Purchase Agreement dated as of October 28, 1996
                 between Direct Programming Services Limited Partnership and
                 Digital Television Services of Kentucky, LLC (formerly
                 Digital Television Services of Kentucky, LP) (the "Direct
                 Purchase Agreement").+(P)
 10.11(b)   --   First Amendment dated November 26, 1996 to the Direct
                 Purchase Agreement.+
 10.12(a)   --   Asset Purchase Agreement dated as of November 13, 1996
                 between Northeast DBS Enterprises, L.P., DTS Management, LLC
                 (formerly DBS Management, LLC) (the "Northeast DBS Purchase
                 Agreement")+(P)
 10.12(b)   --   Amendment dated February 11, 1997 to the Northeast DBS
                 Purchase Agreement among Northeast DBS Enterprises, L.P.,
                 DTS Management, LLC and Digital Television Services of
                 Vermont, LLC.+(P)
 10.13      --   Asset Purchase Agreement dated as of November 22, 1996
                 between Skywave Communications, Inc. and Digital Television
                 Services of Kansas, LLC (formerly Digital Television
                 Services of Kansas, LP).+(P)
 10.14      --   Asset Purchase Agreement dated as of November 22, 1996
                 between Kansas DBS, L.L.C. and Digital Television Services of Kansas, LLC (formerly Digital Television Services of
                 Kansas, LP).+(P)
 10.15      --   Asset Purchase Agreement dated as of February 19, 1997
                 between Mitchell Electric Membership Corporation and Digital
                 Television Services of Georgia, LLC.+(P)
 10.16(a)   --   Asset Purchase Agreement dated as of February 19, 1997
                 between DigiCom Services, Inc. and Digital Television
                 Services of Georgia, LLC (the "DigiCom Purchase
                 Agreement").+(P)
 10.16(b)   --   First Amendment dated April 15, 1997 to the DigiCom Purchase
                 Agreement.+(P)
 10.17      --   Asset Purchase Agreement dated as of February 19, 1997
                 between Planters Electric Membership Corporation and Digital
                 Television Services of Georgia, LLC.+(P)
 10.18      --   Asset Purchase Agreement dated as of February 19, 1997
                 between Washington Electric Membership Corporation and
                 Digital Television Services of Georgia, LLC.+(P)
 10.19      --   Form of NRTC/Member Agreement for Marketing and Distribution
                 of DBS Services, as amended by Amendment to NRTC/Member
                 Agreement for Marketing and Distribution of DBS Services.
                 (1)+(P)
 10.20      --   Employee Unit Plan+
 10.21(a)   --   Lease Agreement dated August 2, 1996 between Fund II, Fund
                 III, Fund IV and Fund VII Associates and DTS Management, LLC
                 (the "Lease Agreement").+(P)

 EXHIBIT
 NUMBER                            DESCRIPTION OF DOCUMENT
 -------                           -----------------------
 10.21(b)   --   Amendment dated December 20, 1996 to the Lease
                 Agreement.+(P)
 10.22      --   Employment Agreement effective April 1, 1996 between DTS
                 Management, LLC and Douglas S. Holladay, Jr. (the "Holladay
                 Employment Agreement")+
 10.23      --   Employment Agreement effective March 24, 1997 between DTS
                 Management, LLC and Earle A. MacKenzie (the "MacKenzie
                 Employment Agreement").+
 10.24      --   Employment Agreement effective April 1, 1996 between DTS
                 Management, LLC and William J. Dorran.+
 10.25      --   Employment Agreement effective April 15, 1996 between DTS
                 Management and Donald A. Doering (the "Doering Employment
                 Agreement").+
 10.26      --   Asset Purchase Agreement dated as of October 17, 1997
                 between Digital Television Services of Indiana, LLC,
                 Satellite Television Services, Inc. and Clay County Rural
                 Telephone Cooperative, Inc.+(P)
 10.27      --   Digital Television Services, Inc. 1997 Stock Option Plan.+
 10.28      --   Amendment dated October 10, 1997 to Holladay Employment
                 Agreement.+
 10.29      --   Amendment dated October 10, 1997 to MacKenzie Employment
                 Agreement.+
 10.30      --   Amendment dated October 10, 1997 to Doering Employment
                 Agreement.+
 10.31      --   Stockholders Agreement dated October 10, 1997 among the
                 Company and the holders of its Common Stock and Series A
                 Preferred Stock.+
 10.32      --   Registration Rights Agreement dated February 10, 1997 among the Company and the stockholders named therein. (filed as
                 Exhibit H to Exhibit 3.1(d) hereto)+
 10.33      --   Form of Warrant Agreement.+
 10.34      --   Amendment dated November 6, 1997 to Holladay Employment
                 Agreement.+
 10.35      --   Amendment dated November 6, 1997 to MacKenzie Employment
                 Agreement.+
 10.36      --   Amendment dated November 6, 1997 to Doering Employment
                 Agreement.+
 10.37      --   Amendment dated October 30, 1997 to the Restated Credit
                 Agreement.+
 12         --   Statement regarding Computation of Ratios.+
 21.1       --   Subsidiaries of Registrants.+
 23.1       --   Consent of Nelson Mullins Riley & Scarborough, L.L.P.
                 (included in Exhibit 5.1).
 23.2       --   Consent of Arthur Andersen LLP.+
 23.3       --   Consent of Fishbein & Company, P.C.+
 23.4       --   Consent of Deloitte & Touche+
 24.1       --   Powers of Attorney.+
 25.1       --   Statement of Eligibility on Form T-1 under the Trust
                 Indenture Act of 1939 of The Bank of New York, as Trustee of
                 the Indenture relating to the 12 1/2% Senior Subordinated
                 Notes due 2007.+
 27.1       --   Financial data schedule Digital Television Services, Inc.+
 27.2       --   Financial data schedule DTS Capital, Inc.+
 27.3       --   Financial data schedule DTS Management, LLC.+
 27.4       --   Financial data schedule Digital Television Services of
                 California, LLC.+
 27.5       --   Financial data schedule Digital Television Services of
                 Colorado, LLC.+
 27.6       --   Financial data schedule Digital Television Services of
                 Georgia, LLC.+
 27.7       --   Financial data schedule Digital Television Services of
                 Kansas, LLC.+
 27.8       --   Financial data schedule Digital Television Services of
                 Kentucky, LLC.+

 EXHIBIT
 NUMBER                            DESCRIPTION OF DOCUMENT
 -------                           -----------------------
 27.9       --   Financial data schedule Digital Television Services of New
                 Mexico, LLC.+
 27.10      --   Financial data schedule Digital Television Services of New
                 York I, LLC.+
 27.11      --   Financial data schedule Digital Television Services of South
                 Carolina, LLC.+
 27.12      --   Financial data schedule Digital Television Services of
                 Vermont, LLC.+
 27.13      --   Financial data schedule Spacenet, Inc.+
 27.14      --   Financial data schedule Digital Television Services of
                 Indiana, LLC.+
 99.1       --   Form of Letter of Transmittal.+
 99.2       --   Form of Notice of Guaranteed Delivery.+
 99.3       --   Form of Letter to Securities Dealers, Commercial Banks,
                 Trust Companies and Other Nominees.+
 99.4       --   Form of Letter to Clients.+
 99.5       --   Guidelines for Certification of Taxpayer Identification
                 Number on Form W-9.+


---------------

(1) See Schedule 1 to Exhibit 10.19 for list of the NRTC/Member Agreements for Marketing and Distribution of DBS Services to which the Registrants are party.
 +  Previously filed.
(P) Attachments to this Exhibit filed in paper format pursuant to a continuing hardship exemption.

     (b) Financial Statement Schedules

     None

ITEM 22.  UNDERTAKINGS.

     The undersigned registrants hereby undertake:

          (1) Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 20 or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          (2) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

          (3) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

          (4) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (5) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (6) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, DIGITAL TELEVISION SERVICES, INC. HAS DULY CAUSED THIS AMENDMENT NO. 4 TO THE REGISTRATION STATEMENT ON FORM S-4 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ATLANTA, STATE OF GEORGIA ON DECEMBER 24, 1997.


                                          DIGITAL TELEVISION SERVICES, INC.

                                          By:                 **
                                            ------------------------------------
                                                  Douglas S. Holladay, Jr.
                                             President, Chief Executive Officer
                                                         and Director


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 4 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



SIGNATURE                                                       CAPACITY                    DATES
---------                                                       --------                    -----
                        **                           President, Chief Executive
---------------------------------------------------    Officer and Director
             Douglas S. Holladay, Jr.                  (Principal Executive Officer)  December 24, 1997

                        **                           Vice President, Chief Financial
---------------------------------------------------    Officer, Treasurer and
                 Donald A. Doering                     Secretary (Principal           December 24, 1997
                                                       Financial and Accounting
                                                       Officer)

                        **                           Director
---------------------------------------------------
                 Michael C. Brooks                                                    December 24, 1997

                        **                           Director
---------------------------------------------------
               Harry F. Hopper, III                                                   December 24, 1997

                        **                           Director
---------------------------------------------------
               William Laverack, Jr.                                                  December 24, 1997

                        **                           Director
---------------------------------------------------
                  David P. Mixer                                                      December 24, 1997

                        **                           Director
---------------------------------------------------
               James B. Murray, Jr.                                                   December 24, 1997

                        **                           Director
---------------------------------------------------
                 Riordon B. Smith                                                     December 24, 1997



** The undersigned, by signing his name hereto, does sign and execute this Amendment No. 4 to the Registration Statement on behalf of the above named officers and directors of Digital Television Services, Inc. pursuant to the Power of Attorney executed by such officers and directors and previously filed with the Securities and Exchange Commission.


        /s/ DONALD A. DOERING

   --------------------------------
          Donald A. Doering
           Attorney-in-fact

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, EACH OF DTS MANAGEMENT, LLC ("MANAGEMENT"); DIGITAL TELEVISION SERVICES OF CALIFORNIA, LLC; DIGITAL TELEVISION SERVICES OF COLORADO, LLC; DIGITAL TELEVISION SERVICES OF GEORGIA, LLC; DIGITAL TELEVISION SERVICES OF INDIANA, LLC; DIGITAL TELEVISION SERVICES OF KANSAS, LLC; DIGITAL TELEVISION SERVICES OF KENTUCKY, LLC; DIGITAL TELEVISION SERVICES OF NEW MEXICO, LLC; DIGITAL TELEVISION SERVICES OF NEW YORK I, LLC; DIGITAL TELEVISION SERVICES OF SOUTH CAROLINA I, LLC; AND DIGITAL TELEVISION SERVICES OF VERMONT, LLC HAS DULY CAUSED THIS AMENDMENT NO. 4 TO THE REGISTRATION STATEMENT ON FORM S-4 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ATLANTA, STATE OF GEORGIA ON DECEMBER 24, 1997.


                              DTS MANAGEMENT, LLC
                              DIGITAL TELEVISION SERVICES OF CALIFORNIA, LLC DIGITAL TELEVISION SERVICES OF COLORADO, LLC DIGITAL TELEVISION SERVICES OF GEORGIA, LLC DIGITAL TELEVISION SERVICES OF INDIANA, LLC DIGITAL TELEVISION SERVICES OF KANSAS, LLC DIGITAL TELEVISION SERVICES OF KENTUCKY, LLC DIGITAL TELEVISION SERVICES OF NEW MEXICO, LLC DIGITAL TELEVISION SERVICES OF NEW YORK I, LLC DIGITAL TELEVISION SERVICES OF SOUTH CAROLINA I, LLC
                              DIGITAL TELEVISION SERVICES OF VERMONT, LLC

                              By:                       **
                                 -----------------------------------------------
                                            Douglas S. Holladay, Jr.
                                       President, Chief Executive Officer
                                           and Manager of Management*

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 4 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



SIGNATURE                                                       CAPACITY                    DATES
---------                                                       --------                    -----
                        **                           President, Chief Executive
---------------------------------------------------    Officer and Manager of
             Douglas S. Holladay, Jr.                  Management* (Principal         December 24, 1997
                                                       Executive Officer)

                        **                           Vice President and Chief
---------------------------------------------------    Financial Officer of
                 Donald A. Doering                     Management* (Principal         December 24, 1997
                                                       Financial and Accounting
                                                       Officer)

                        **                           Manager of Management*
---------------------------------------------------
                 Michael C. Brooks                                                    December 24, 1997

                        **                           Manager of Management*
---------------------------------------------------
               Harry F. Hopper, III                                                   December 24, 1997

                        **                           Manager of Management*
---------------------------------------------------
               William Laverack, Jr.                                                  December 24, 1997

                        **                           Manager of Management*
---------------------------------------------------
                  David P. Mixer                                                      December 24, 1997

                        **                           Manager of Management*
---------------------------------------------------
               James B. Murray, Jr.                                                   December 24, 1997

                        **                           Manager of Management*
---------------------------------------------------
                 Riordon B. Smith                                                     December 24, 1997


---------------

 * Management is the sole member of each of Digital Television Services of California, LLC; Digital Television Services of Colorado, LLC; Digital Television Services of Georgia, LLC; Digital Television Services of Indiana, LLC; Digital Television Services of Kansas, LLC; Digital Television Services of Kentucky, LLC; Digital Television Services of New Mexico, LLC; Digital Television Services of New York I, LLC; Digital Television Services of South Carolina I, LLC and Digital Television Services of Vermont, LLC.


** The undersigned, by signing his name hereto, does sign and execute this Amendment No. 4 to the Registration Statement on behalf of the above named officers and managers of DTS Management, LLC pursuant to the Power of Attorney executed by such officers and managers and previously filed with the Securities and Exchange Commission.


        /s/ DONALD A. DOERING

   --------------------------------
          Donald A. Doering
           Attorney-in-fact

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, DTS CAPITAL, INC. HAS DULY CAUSED THIS AMENDMENT NO. 4 TO THE REGISTRATION STATEMENT ON FORM S-4 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ATLANTA, STATE OF GEORGIA ON DECEMBER 24, 1997.


                                          DTS CAPITAL, INC.

                                          By:                 **
                                          --------------------------------------
                                                 Douglas S. Holladay, Jr.
                                                  President and Director


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 4 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



SIGNATURE                                                       CAPACITY                    DATES
---------                                                       --------                    -----
                        **                           President and Director           December 24, 1997
---------------------------------------------------    (Principal Executive Officer)
             Douglas S. Holladay, Jr.

                        **                           Vice President, Treasurer and    December 24, 1997
---------------------------------------------------    Secretary and Director
                 Donald A. Doering                     (Principal Financial and
                                                       Accounting Officer)



** The undersigned, by signing his name hereto, does sign and execute this Amendment No. 4 to the Registration Statement on behalf of the above named officers and directors of DTS Capital, Inc. pursuant to the Power of Attorney executed by such officers and directors and previously filed with the Securities and Exchange Commission.


        /s/ DONALD A. DOERING

   --------------------------------
          Donald A. Doering
           Attorney-in-fact

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, SPACENET, INC. HAS DULY CAUSED THIS AMENDMENT NO. 4 TO THE REGISTRATION STATEMENT ON FORM S-4 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF ATLANTA, STATE OF GEORGIA ON DECEMBER 24, 1997.


                                          SPACENET, INC.

                                          By:                 **
                                            ------------------------------------
                                            Harry F. Hopper, III


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT NO. 4 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



SIGNATURE                                           CAPACITY                                 DATES
---------                                           --------                                 -----

                       **                           President, (Principal Executive
------------------------------------------------      Officer)                         December 24, 1997
              Harry F. Hopper, III

                       **                           Vice President Secretary and
------------------------------------------------      Treasurer (Principal Financial
                 Neil P. Byrne                        and Accounting Officer)          December 24, 1997

                       **                           Director                           December 24, 1997
------------------------------------------------
                 Robert B. Blow

                       **                           Director                           December 24, 1997
------------------------------------------------
                Mark J. Kington

                       **                           Director                           December 24, 1997
------------------------------------------------
                 David P. Mixer

                       **                           Director                           December 24, 1997
------------------------------------------------
              James B. Murray, Jr.



** The undersigned, by signing his name hereto, does sign and execute this Amendment No. 4 to the Registration Statement on behalf of the above named officers and directors of Spacenet, Inc. pursuant to the Power of Attorney executed by such officers and directors and previously filed with the Securities and Exchange Commission.


        /s/ DONALD A. DOERING

   --------------------------------
          Donald A. Doering
           Attorney-in-fact